Exhibit 99.1

Investor Presentation Sandler O'Neill + Partners, L.P. 2010 East Coast Financial Services Conference November 11, 2010

Who We Are Main Sub: Rockland Trust Market: Eastern Massachusetts Loans: $3.4 B Deposits: $3.6 B $AUM: $1.5 B Equity: $0.4 B NASDAQ: INDB

Key Messages Business lines performing well - robust volumes Consistently profitable - avoided industry problems Steadily expanding customer base We're more than a traditional community bank Building franchise value via market extension Disciplined risk management culture Strong tangible and regulatory capital

Company Footprint 70 Branches 4 Mortgage Banking Centers 8 Commercial Banking Centers 4 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2010 Boston

Accomplishments: 2009-10 Fundamentally sound financial performance Awarded New Market tax credits for 3rd time Launched Bright Rock Capital Management Introduced first two mutual funds National 2010 Small 1st Mort. Lender (SBA) Fully integrated Ben Franklin franchise Among the 1st to pay back CPP

Financial Results Fundamentals in Excellent Shape Includes (-$0.44 EPS in FY'09) Special FDIC Assessment Securities impairment (OTTI) - Accrued CPP preferred div. Excludes M&A charges CPP repayment charge - Security and derivative related gains/losses Robust C&I loan growth Core dep. up to 79% Strong net int. margin Growing wealth mgmt. Stable asset quality Strong capital Diluted EPS. .. . . . . . . Operating Earnings . . . . . . . Diluted EPS.

Robust Core Business Generation ($ Millions) +25% CAGR +22% CAGR

Strong Commercial and Industrial Loan Growth ($ Millions) Adding High Quality Corporate Customers

Reducing Below - Hurdle Assets ($ Millions) Shedding Non-Relationship Assets

Attractive Earning Asset Mix Shift Towards Higher Yielding Assets

Improved Funding Mix - Lower Cost Deposits Core Deposits: 79% No broker CD's Very Focused On Containing Deposit Costs

Strong Net Interest Margin Holding Up Despite Difficult Conditions

Fee Based Revenues - Steady and Growing Source Wealth Management - Strategic Priority Natural Fit with Client Base Expanded investment offerings # of Accounts:

Disciplined Credit Culture Longstanding underwriting conservatism Loan portfolio based within footprint In-depth knowledge of local markets No wholesale originations of any loan type Workout team in place for 18 years Expedited problem loan resolution

Asset Quality - No Drama NPL % Loss Rate

Strong Loan Loss Reserves Reserves a Healthy Multiple of Loss Rate Reflects Ben Franklin loans acquired at FV

Strong Capital (1)Includes tax deductibility of certain goodwill All capital growth internally generated No external capital raising Includes full payout of CPP No dividend cuts 2010 ratios reflect growth in near-cash assets

Attentive to Shareholder Returns

Acquisition Criteria Strategic Fit Low Risk Accretive to Earnings Opportunistic/Targeted Complementary Products

Building Franchise Value BANK NON- BANK All Acquisitions Immediately Accretive Disciplined Acquisitions Deal Value: $40mm 12% Dep. Premium Fleet Divest. Aug '00 $336mm Deposits $135mm Loans 16 Branches Deal Value: $37mm 11% Dep. Premium Falmouth Bancorp Jul '04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08 $610mm Assets $409mm Deposits 9 Branches Deal Value: $84.5mm 2% Dep. Premium Benjamin Franklin Bancorp. Apr '09 $998mm Assets $653mm Deposits 11 Branches Deal Value: N/A Cash Deal w/ Earn-Out Compass Exchange Jan '07 IRS Sec. 1031 Like-Kind Exchange Services Deal Value: N/A Cash Deal w/ Earn-Out O'Connell Investments Nov '07 $200mm AUM

Sustaining Business Momentum Grow C&I Client Base Continue to Take Advantage of Competitive Disruption Expand Specialty Products Commercial Expand Alternative Channels Optimize Branch Network Product Structure & Pricing Retail Delivery Capture Market Share Opportunity Target Intelligent Loan Growth Business Banking Exploit Ben Franklin Footprint Opportunity Leverage Small/Mid-Cap Capability Exploit COI Opportunity Investment Management Continue Aggressive H.E. Direct Mail Campaign Focus on Jumbo Mort. Segment Home Equity/Res. Mort. Business Line Focal Points

Other Important Priorities Sustain high visibility in the marketplace Maintain risk management rigor Invest in Branding, Target Marketing and CRM Analytics Achieve potential of Ben Franklin market Attract and retain key talent Carefully evaluate M&A opportunities

INDB - Investment Merits High quality franchise in attractive markets Strong on-the-ground business volumes Operating platform that can be leveraged further Balance sheet equipped to deal with current uncertainty Grounded management team - does not "reach for earnings" Aligned with shareholders - insider ownership 7% Positioned to grow, build, and acquire to drive long- term value creation

NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.